UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 21, 2016
(Date of earliest event reported)

VERACITY MANAGEMENT GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-52493	43-1889792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12720 Hillcrest Road, Suite 750
Dallas, TX 75230
(Address of principal executive offices) (Zip Code)

(214) 365-3099
(Registrant's telephone number, including area code)

21819 Town Place Dr.
Boca Rotan, FL 33433
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-   14(c)).

ITEM 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Gregory Paige resigned his position as our Chief Executive Officer, effective January 21, 2016. Mr. Paige also resigns as a director of the Company.

In connection with Mr. Paige's resignation, Robert A. Shuey III, becomes a director on our Board of Directors, will serve as our Chief Executive Officer.

Marc L Baker resigned his position as our Chief Financial Officer and principal accounting officer, effective January 21, 2016. Mr. Baker also resigns as a director of the Company.

In connection with Mr. Baker's resignation, Peter B Dauterman, becomes a director on our Board of Directors, will serve as our Chief Financial Officer and principal accounting officer.

 Mr. Prosser will remain as a director and serves as the Audit Committee Chairman.

Robert A. Shuey, III, (61), has been a Managing Partner of Pegasus Funds LLC since March 2004. He has also been Managing Partner of Paladin Equity Partners LLC since June 2014. Mr. Shuey spent 22 years as an Investment Banker and served on the Board of Directors of Metro Airlines, Lancer Corporation, Harold Stores, Rampart Capital, Euromed, Institutional Equity, AutoBond, Transnational Financial, Westower, Agility Capital, Aero Services, Tejas Securities and Martinaire. Mr. Shuey is a Graduate of Babson College.

Peter B. Dauterman, (67), has been a Director of Pegasus Funds LLC since March 2009. He has also been a Partner of Paladin Equity Partners LLC since June 2014.He is the founder or co-founder of three companies: founder of Available Self Storage, Inc. and served as its President and CEO; co-founder, EVP Business Development for Internet Global Services, Inc. founder and CEO of Automated Pay Services. Mr. Dauterman is a graduate of Texas Christian University's Neely School of Business.

Section 8.01 Other Events

On January 21, 2016, Veracity Management Global, Inc. issued a news release announcing the changes of management and the Board of Directors of the Company. A copy of the Company's news release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits

The Exhibits listed below are furnished as Exhibits to this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release of Veracity Management Global, Inc. dated January 21, 2016.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERACITY MANAGEMENT GLOBAL

Dated: January 21, 2016
	By:	/s/ Robert Shuey III
	Name:	Robert Shuey III
	Title:	Chief Executive Officer